                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
             TOP FIVE PORTFOLIO INDUSTRIES       5
                          TOP TEN HOLDINGS       5
                      CURRENT DISTRIBUTION       6
           Q&A WITH YOUR PORTFOLIO MANAGER       7
                         GLOSSARY OF TERMS      10
                   A FOCUS ON SENIOR LOANS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      24
             NOTES TO FINANCIAL STATEMENTS      29
            REPORT OF INDEPENDENT AUDITORS      35

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      36
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      37

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
August 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY FALTERED IN JULY 2001 AS SIGNS OF OVERALL WEAKNESS PERSISTED. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE AN ANEMIC 0.2 PERCENT ON AN ANNUALIZED BASIS FOR THE SECOND QUARTER OF 2001.

FACED WITH THE WEAKEST GROWTH RATE IN EIGHT YEARS, BUSINESSES CURBED THEIR SPENDING AND SLASHED THEIR EXCESS INVENTORIES. BUT THESE ACTIONS DID LITTLE TO STIMULATE ECONOMIC GROWTH. AS A RESULT, SOME ANALYSTS QUESTIONED WHETHER AN ECONOMIC RECOVERY WAS EVEN LIKELY TO OCCUR IN 2001, WHILE OTHERS MANAGED TO FIND A SILVER LINING--ALTHOUGH THE RATE OF GROWTH WAS MINIMAL, IT WAS GROWTH NONETHELESS. RECESSION, DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH, HAD BEEN AVOIDED BY THE SLIMMEST OF MARGINS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE SLIPPED IN JULY AS THE AMERICAN PUBLIC WAS BOMBARDED BY REPORTS OF STAGNATING GROWTH AND CORPORATE LAYOFFS. CONSUMERS CONTINUED TO SPEND, ALBEIT AT LOWER LEVELS THAN RECENT MONTHS. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, HELD STEADY AT 4.5 PERCENT IN JULY. THE JOBLESS CLAIMS NUMBER IN THE MANUFACTURING SECTOR, WHICH HAS BEEN STRUGGLING FOR ABOUT A YEAR, LEVELED OFF DURING JULY--PROMPTING ANALYSTS TO SUGGEST THE SECTOR MIGHT BE POSITIONED TO MAKE A RECOVERY.

INTEREST RATES AND INFLATION
MEANWHILE, IN AN ATTEMPT TO STIMULATE THE FALTERING ECONOMY, THE FEDERAL RESERVE BOARD (THE FED) SLASHED INTEREST RATES SIX TIMES BETWEEN JANUARY 1 AND JUNE 30, 2001. REGARDLESS, ANALYSTS EYED THE LATEST DATA AND MANY DECLARED AN ADDITIONAL RATE CUT WAS NEEDED TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

FINALLY, INFLATION WAS HELD AT BAY AS THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.7 PERCENT IN THE 12 MONTHS ENDED JULY 31, 2001.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1999--June 30, 2001)
[BAR GRAPH]

                                                                      U.S. Gross Domestic Product
Jun 99                                                                                       2.50
Sep 99                                                                                       5.70
Dec 99                                                                                       8.30
Mar 00                                                                                       4.80
Jun 00                                                                                       5.70
Sep 00                                                                                       1.30
Dec 00                                                                                       1.90
Mar 01                                                                                       1.30
Jun 01                                                                                       0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(July 31, 1999--July 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of July 31, 2001)

---------------------------------------------------------------------
TOTAL RETURNS AND DISTRIBUTION RATE
---------------------------------------------------------------------
One-year total return(1)                                       -3.59%
---------------------------------------------------------------------
Life-of-Fund average annual total return(1)                     2.40%
---------------------------------------------------------------------
Commencement date                                             3/27/98
---------------------------------------------------------------------
Distribution rate(2)                                            7.10%
---------------------------------------------------------------------
SHARE VALUATIONS
---------------------------------------------------------------------
Net asset value                                                 $8.49
---------------------------------------------------------------------
One-year high net asset value (08/01/00)                        $9.58
---------------------------------------------------------------------
One-year low net asset value (07/25/01)                         $8.48
---------------------------------------------------------------------

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most common shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(2) Distribution rate is based upon the offering price of $8.48 and the current monthly dividend of $.0502 per share as of July 25, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when tendered, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES(*+)

(as a percentage of total assets--July 31, 2001)

Printing and Publishing                                      6.8%
---------------------------------------------------------------------
Chemicals, Plastics, and Rubber                              6.7%
---------------------------------------------------------------------
Automotive                                                   6.3%
---------------------------------------------------------------------
Aerospace/Defense                                            4.0%
---------------------------------------------------------------------
Telecommunications--Wireless                                 3.7%
---------------------------------------------------------------------

TOP TEN HOLDINGS*(+)

(as a percentage of total assets--July 31, 2001)

Glenoit Corp.                                                1.9%
---------------------------------------------------------------------
Allied Waste Industries, Inc.                                1.9%
---------------------------------------------------------------------
Fitness Holdings Worldwide, Inc.                             1.5%
---------------------------------------------------------------------
Nexpak Corp.                                                 1.5%
---------------------------------------------------------------------
VoiceStream Wireless Corp.                                   1.5%
---------------------------------------------------------------------
Charter Communications, Inc.                                 1.4%
---------------------------------------------------------------------
Comcorp Broadcasting, Inc.                                   1.4%
---------------------------------------------------------------------
Aspen Marketing Group                                        1.4%
---------------------------------------------------------------------
EG&G Technical Services, Inc.                                1.3%
---------------------------------------------------------------------
Safelite Glass Corp.                                         1.2%
---------------------------------------------------------------------

*
 Excludes short-term investments

(+)
 Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

CURRENT DISTRIBUTION

(April 24, 1998--July 31, 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                              VAN KAMPEN SENIOR FLOATING RATE
                                                                            FUND                      3-MONTH TREASURY BILL*
                                                              -------------------------------         ----------------------
4/98                                                                        3.90                               4.97
                                                                            6.59                               5.01
                                                                            6.58                               5.08
7/98                                                                        6.57                               5.07
                                                                            6.57                               4.83
                                                                            6.57                               4.36
                                                                            6.32                               4.32
                                                                            6.06                               4.48
                                                                            6.07                               4.45
1/99                                                                        6.05                               4.45
                                                                            6.03                               4.67
                                                                            6.52                               4.48
                                                                            6.52                               4.54
                                                                            6.53                               4.63
                                                                            6.52                               4.78
7/99                                                                        6.52                               4.75
                                                                            6.89                               4.97
                                                                            6.89                               4.85
                                                                            6.91                               5.09
                                                                            6.91                               5.30
                                                                            6.91                               5.33
1/00                                                                        7.39                               5.69
                                                                            7.45                               5.78
                                                                            7.84                               5.87
                                                                            7.88                               5.83
                                                                            7.93                               5.62
                                                                            7.98                               5.85
7/00                                                                        8.02                               6.22
                                                                            8.04                               6.31
                                                                            8.39                               6.21
                                                                            8.44                               6.39
                                                                            8.58                               6.20
                                                                            8.77                               5.89
1/01                                                                        8.91                               4.99
                                                                            9.04                               4.86
                                                                            8.40                               4.29
                                                                            7.91                               3.88
                                                                            7.52                               3.62
                                                                            7.33                               3.66
7/01                                                                        7.10                               3.52

Data provided for the fund reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.

Source: *Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN SENIOR FLOATING RATE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE TWELVE MONTHS ENDED
JULY 31, 2001. HOWARD TIFFEN, SENIOR PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE DECEMBER 1999 AND BRINGS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE TO VAN KAMPEN'S SENIOR LOAN MANAGEMENT TEAM. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE PAST FISCAL YEAR AND HOW DID IT PERFORM UNDER THESE CONDITIONS?

A   Over the past twelve months, the
investment markets have been dominated by slowing activity across nearly every sector of the economy. For example, the economy's growth rate sunk to just 0.2 percent, its lowest level in eight years, in the second quarter of 2001. Much of this weakness was the result of a sharp decline in capital investment by American businesses, reflected by a 13.6 percent drop in spending on new plants and equipment.

    Unlike traditional scenarios, this has been a gradual, progressive slowdown rather than an abrupt one, that has affected different industries at different times for different reasons. In many ways, the use of technology and the globalization of business have created much broader, deeper channels of distribution around the world, buffering disruptions in the chain of supply and stretching out the slowdown over a longer period.

    From our perspective, the slumping economy has a placed greater emphasis on asset quality. The slowing economy can cut into corporate profits and reduce cash flow, potentially making it more difficult for companies to pay back outstanding debt. This uncertainty is typically reflected in the valuation of the senior loans available in the market, as investors demand greater compensation to offset the perceived increase in investment risk. As a result, one of our primary concerns is identifying those companies that have the resources to honor their senior loan obligations over time, thereby retaining their value and providing income over the long run.

    In response to the slowing economy, the Federal Reserve Board (the "Fed") has been persistent in its efforts to spur growth by easing short-term interest rates. Since the first week in January 2001, the Fed has lowered the target federal funds rate six times for a cumulative cut of 275 basis points (two-and-three-quarter percentage points). Ultimately, this trend has eroded the earning power of senior loans and other fixed-income investments. Consequently, the fund's dividend was reduced on several occasions during the period to reflect lower interest rates earned on senior loans.

    The fund's monthly dividend was decreased during the fiscal year, reflecting a new monthly dividend--which will pay on August 24, 2001--of $0.0466 per share. This dividend translates to a distribution rate of 6.59 percent, based on the trust's net asset value (NAV) on July 31, 2001.

    For the twelve months through July 31, 2001, the fund had a total return of -3.59 percent based on net asset value, and not reflective of any early withdrawal charges. This includes a decrease in net asset value from $9.58 per share on July 31, 2000, to $8.49 per share on July 31, 2001. As of July 31, 2001, approximately 97 percent of the fund's senior loan assets had been priced using independent pricing services. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor. Please refer to the chart and footnotes on page 4 for additional performance results.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN MANAGING THE FUND?

A   We believe, in this type of market
environment, a cautious stance is warranted, especially when investing in the senior loan asset class. Our intent has been to maintain a high degree of diversification within the portfolio, particularly by individual issuer. We believe diversifying to spread investment risk over a broad range of securities, issuers, and industries may help to avoid significant erosion of the fund's net asset value, even in periods of slowing economic activity.

    It is our belief that a consistent investment approach targeting solid companies with good prospects over a three- to five-year timeframe, rather than following short-term fads, can be an effective strategy for building a senior loan portfolio. We look for companies we believe to have strong, sustainable cash flow and skilled financial management. As mentioned earlier, finding companies that consistently have cash available to service their senior loan debt payments is a high priority. We believe this selectivity may result in fewer credit related concerns and a default rate within the portfolio that is below the market as a whole.

Q  WHAT IS YOUR OUTLOOK FOR
    THE MARKET AND THE FUND
    IN THE MONTHS AHEAD?

A   If the economy continues to
struggle, it is possible that short-term interest rates could fall further. (Note: On August 21, 2001 the Fed lowered the federal funds target rate a quarter of a percentage point.) The Fed appears willing to stick with its policy of easing short-term interest rates in an attempt to stimulate growth. Although the economy remains sluggish, companies appear to be taking corrective measures to increase productivity and decrease costs. While some of these actions, such as laying off workers or moving production to lower-cost facilities overseas, may prove painful in the near term, they may likely improve results over time.

    Also, by taking advantage of technology, many companies may be able to reduce their fixed costs, adjust more rapidly to changing market conditions, and compete more effectively in the long run. The speed of change in the marketplace is much faster than in past decades, meaning that adjustments, both good and bad, may be felt very quickly and spread out over a broad spectrum of market participants. For this reason, we expect that the economic turnaround, when it does occur, will happen quite swiftly.

    Having said that, we still believe that it may be some time before the economy actually does gain momentum. We do not attempt to "time the market" in managing the portfolio; instead, we continue to implement our philosophy of investing in the senior loans of companies which we deem to be potentially well-positioned to honor their debt obligations, regardless of the economic climate. We intend to continue to maintain a broadly diversified portfolio built on the diligent credit research performed by our team of experienced senior loan analysts.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or early withdrawal charges.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the investor is entitled will be paid.

A FOCUS ON SENIOR LOANS

    The Senior Floating Rate Fund invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the fund's management team, are important to the integrity of the fund's portfolio. These are highlighted below. For more details, please refer to the prospectus.

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the fund is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the fund's net asset value.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the fund's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the fund's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the fund's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the fund invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the fund holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the fund's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the fund may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, up to 20 percent of its assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

July 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  82.7%
            AEROSPACE/DEFENSE  4.1%
 $ 2,959    Aerostructures Corp., Term
            Loan...................... NR        BB-          12/31/03         $  2,948,638
     998    Alliant Techsystems, Inc.,
            Term Loan................. Ba2       BB-          04/20/09            1,011,319
   3,704    DeCrane Finance Co., Term
            Loan...................... NR        NR           09/30/05            3,666,903
   9,373    EG&G Technical Services,
            Inc., Term Loan........... B1        NR           08/20/07            8,786,979
   6,867    Fairchild Corp., Term
            Loan...................... Ba3       BB-          04/30/06            6,644,105
   4,892    Stellex Technologies,
            Inc., Term Loan (a) (b)... NR        NR           09/30/06            3,021,009
   1,653    Vought Aircraft
            Industries, Inc., Term
            Loan...................... NR        NR     06/30/07 to 06/30/08      1,657,320
                                                                               ------------
                                                                                 27,736,273
                                                                               ------------
            AUTOMOTIVE  6.0%
   3,950    AMCAN Technologies, Inc.,
            Term Loan................. NR        NR           03/28/07            3,772,250
     963    Breed Technologies, Inc.,
            Term Loan................. NR        NR           12/20/04              890,774
   4,605    Exide Corp., Term Loan.... Ba3       B+           03/18/05            4,320,623
   4,900    Federal-Mogul Corp., Term
            Loan...................... Caa1      CCC+         02/24/05            4,795,875
   4,985    J.L. French Automotive
            Castings, Inc., Term
            Loan...................... B1        NR           10/21/06            4,087,962
   7,500    Meridian Automotive
            Systems, Inc., Term
            Loan...................... NR        NR           03/31/07            4,875,000
   9,439    Metalforming Technologies,
            Inc., Term Loan........... NR        NR           06/30/06            8,022,877
   3,789    Polypore, Inc., Term
            Loan...................... Ba3       B+           12/31/06            3,802,887
   6,883    Safelite Glass Corp., Term
            Loan...................... NR        NR           09/30/07            6,262,867
                                                                               ------------
                                                                                 40,831,115
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2001

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            BEVERAGE, FOOD & TOBACCO  1.5%
 $ 2,459    Agrilink Foods, Inc., Term
            Loan...................... B1        B+     09/30/04 to 09/30/05   $  2,373,387
   3,714    B & G Foods, Inc., Term
            Loan...................... B1        B+           03/31/06            3,605,345
   1,944    Mafco Worldwide Corp.,
            Term Loan................. NR        NR           03/31/06            1,920,139
   2,000    Pinnacle Foods, Inc., Term
            Loan...................... Ba3       BB-          05/22/08            1,995,000
                                                                               ------------
                                                                                  9,893,871
                                                                               ------------
            BROADCASTING--CABLE  1.5%
  10,000    Charter Communications,
            Inc., Term Loan........... Ba3       BB+    03/18/08 to 09/18/08      9,945,006
                                                                               ------------

            BROADCASTING--DIVERSIFIED  2.1%
  10,000    Comcorp Broadcasting,
            Inc., Term Loan (a)....... NR        NR           06/30/07            9,750,000
   4,550    White Knight Broadcasting,
            Inc., Term Loan (a)....... NR        NR           06/30/07            4,436,250
                                                                               ------------
                                                                                 14,186,250
                                                                               ------------
            BROADCASTING--RADIO  0.5%
   3,250    Citadel Broadcasting Co.,
            Term Loan................. NR        NR           06/30/09            3,260,156
                                                                               ------------

            BROADCASTING--TELEVISION  1.0%
   6,629    Quorum Broadcasting, Inc.,
            Term Loan................. NR        NR           09/30/07            6,081,304
   1,000    Sinclair Broadcast Group,
            Inc., Term Loan........... Ba2       BB-          09/30/09            1,008,125
                                                                               ------------
                                                                                  7,089,429
                                                                               ------------
            BUILDINGS & REAL ESTATE  0.7%
   3,379    Builders FirstSource,
            Inc., Term Loan........... NR        BB-          12/30/05            3,336,286
   1,330    Corrections Corp. of
            America, Term Loan........ B3        B            12/31/02            1,274,452
                                                                               ------------
                                                                                  4,610,738
                                                                               ------------
            CHEMICALS, PLASTICS & RUBBER  6.8%
   4,950    Applied Tech Management
            Corp., Term Loan.......... B1        NR           04/30/07            4,833,420
   4,913    Georgia Gulf Corp., Term
            Loan...................... Ba2       BBB-         11/12/06            4,910,190

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2001

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 4,628    Huntsman Corp., Term
            Loan...................... B1        NR     12/31/02 to 12/31/05   $  3,906,170
   2,081    Huntsman Corp., Revolving
            Credit Agreement.......... B1        NR           12/31/02            1,661,135
   5,776    Lyondell Chemical Co.,
            Term Loan................. Ba3       NR     06/30/05 to 05/17/06      5,858,151
   1,000    Messer Griesheim, Term
            Loan...................... Ba3       BB     05/04/09 to 05/04/10      1,008,750
   4,925    MetoKote Corp., Term
            Loan...................... NR        NR           11/02/05            4,752,625
   4,939    Nutrasweet Acquisition
            Corp., Term Loan.......... Ba3       NR     05/25/07 to 05/25/09      4,913,027
   2,963    OM Group, Inc., Term
            Loan...................... Ba3       BB           03/31/07            2,972,993
   8,000    Pioneer America
            Acquisition Corp., Term
            Loan (a) (b).............. NR        NR           12/31/06            4,080,000
   5,378    Sterling Pulp Chemicals,
            Inc., Term Loan........... NR        NR           06/30/05            5,270,753
   5,901    West American Rubber Co.,
            Term Loan (a)............. NR        NR     06/30/05 to 12/30/05      1,888,170
                                                                               ------------
                                                                                 46,055,384
                                                                               ------------
            CONSTRUCTION MATERIAL  0.9%
     875    Dayton Superior Corp.,
            Term Loan................. Ba3       BB-          06/16/08              877,461
   5,717    Flextek Components, Inc.,
            Term Loan (a)............. NR        NR           08/31/03              743,235
   5,092    Magnatrax Corp., Term
            Loan...................... NR        NR           11/15/05            4,659,134
                                                                               ------------
                                                                                  6,279,830
                                                                               ------------
            CONTAINERS, PACKAGING & GLASS  3.7%
   2,375    Dr. Pepper/Seven Up
            Bottling Group, Inc., Term
            Loan...................... NR        NR           10/07/06            2,373,612
   2,000    LLS Corp., Term Loan...... Caa1      B            07/31/06            1,540,000
  13,843    Nexpak Corp., Term Loan... NR        NR     12/31/05 to 12/31/06     10,036,208
   2,411    Pliant Corp., Term Loan... B2        B+           05/31/08            2,306,752

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2001

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 3,862    Stone Container Corp.,
            Term Loan................. Ba3       B+           10/01/03         $  3,878,905
   4,950    Tekni-Plex, Inc., Term
            Loan...................... B1        B+           06/26/08            4,793,248
                                                                               ------------
                                                                                 24,928,725
                                                                               ------------
            DIVERSIFIED MANUFACTURING  1.2%
   7,182    Citation Corp., Term
            Loan...................... NR        B+           12/01/07            5,925,216
   2,419    Mueller Group, Inc., Term
            Loan...................... B1        B+           08/16/07            2,429,099
                                                                               ------------
                                                                                  8,354,315
                                                                               ------------
            ECOLOGICAL  1.9%
  12,967    Allied Waste Industries,
            Inc., Term Loan........... Ba3       BB     07/21/05 to 07/21/06     12,893,684
                                                                               ------------

            ELECTRONICS  3.6%
     838    Audio Visual Services
            Corp., Term Loan.......... NR        NR           10/01/01              481,879
   1,150    Audio Visual Services
            Corp., Revolving Credit
            Agreement................. NR        NR           10/01/01              661,521
   5,312    Dynamic Details, Inc.,
            Term Loan................. Ba3       NR           04/22/05            5,303,670
   4,500    Kinetic Group, Inc., Term
            Loan...................... B1        NR           02/28/06            4,404,375
   4,735    Stratus Technologies,
            Inc., Term Loan........... NR        NR           02/26/05            4,699,265
   5,861    Superior Telecom, Inc.,
            Term Loan................. B2        B+           11/27/05            4,462,934
   2,475    Veridian Corp., Term
            Loan...................... Ba3       BB-          08/24/06            2,475,000
   2,483    Viasystems, Inc., Term
            Loan...................... B1        B+     03/31/07 to 12/06/08      2,272,232
                                                                               ------------
                                                                                 24,760,876
                                                                               ------------
            ENTERTAINMENT & LEISURE  2.9%
  10,838    Fitness Holdings
            Worldwide, Inc., Term
            Loan...................... NR        B      11/02/06 to 11/02/07     10,296,272
   2,000    Six Flags Theme Parks,
            Inc., Term Loan........... Ba2       BB-          09/30/05            2,021,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2001

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 2,590    True Temper, Inc., Term
            Loan...................... B1        BB-          09/30/05         $  2,576,824
   4,988    United Artists Theatre,
            Inc., Term Loan........... B3        B-           02/02/05            4,830,085
                                                                               ------------
                                                                                 19,724,681
                                                                               ------------
            FARMING & AGRICULTURE  0.6%
     994    Hartz Mountain Corp., Term
            Loan...................... B1        NR           12/31/07              998,934
   3,247    The Scotts Co., Term
            Loan...................... Ba3       BB           12/31/07            3,270,100
                                                                               ------------
                                                                                  4,269,034
                                                                               ------------
            FINANCE  1.2%
   3,748    Outsourcing Solutions,
            Term Loan................. B2        BB-          12/10/06            3,535,726
   4,884    Rent-A-Center, Inc., Term
            Loan...................... Ba2       BB-    01/31/06 to 01/31/07      4,849,671
                                                                               ------------
                                                                                  8,385,397
                                                                               ------------
            HEALTHCARE  1.9%
   2,500    AMN Healthcare, Inc., Term
            Loan...................... NR        NR           03/31/05            2,444,140
     589    Community Health Systems,
            Inc., Term Loan........... NR        NR           12/31/05              593,346
     712    Genesis Health Ventures,
            Inc., Term Loan (a) (b)... NR        NR           09/30/03              537,115
   1,612    Genesis Health Ventures,
            Inc., Revolving Credit
            Agreement (a) (b)......... NR        NR           05/30/06            1,195,298
     995    InteliStaf Group, Inc.,
            Term Loan................. NR        NR           10/31/07              989,093
   1,831    Kindred Healthcare, Inc.,
            Term Loan (a)............. NR        NR           04/13/08            1,703,084
     853    Multicare Cos., Inc., Term
            Loan (a) (b).............. NR        NR           09/30/03              667,472
     694    Multicare Cos., Inc.,
            Revolving Credit Agreement
            (a) (b)................... NR        NR           09/30/03              543,055
   1,750    Triad Hospitals, Inc.,
            Term Loan................. Ba3       B+           09/30/08            1,768,813
   2,663    Unilab Corp., Term Loan... B1        B+           11/23/06            2,668,919
                                                                               ------------
                                                                                 13,110,335
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2001

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  1.2%
 $ 3,406    Formica Corp., Term Loan.. B1        B+           04/30/06         $  2,759,165
   2,463    Imperial Home Decor Group,
            Inc., Term Loan........... NR        NR           04/04/06            2,241,057
     802    Sleepmaster, LLC, Term
            Loan...................... B1        BB-          12/31/06              787,124
   1,492    Targus Group
            International, Inc., Term
            Loan...................... NR        NR           08/31/06            1,466,363
     992    Winsloew Furniture, Inc.,
            Term Loan................. Ba3       B+           03/31/06              983,741
                                                                               ------------
                                                                                  8,237,450
                                                                               ------------
            HOTELS, MOTELS, INNS & GAMING  1.4%
   7,825    Aladdin Gaming, LLC, Term
            Loan...................... B1        NR           08/26/06            6,397,307
     444    Isle of Capri Casinos,
            Inc., Term Loan........... Ba2       BB-    03/02/06 to 03/02/07        444,154
   2,481    Scientific Games Corp.,
            Term Loan................. B1        B+           09/30/07            2,462,641
                                                                               ------------
                                                                                  9,304,102
                                                                               ------------
            INSURANCE  1.1%
   4,925    Brera GAB Robins, Inc.,
            Term Loan................. NR        NR           12/01/05            4,801,875
   3,000    White Mountains Insurance
            Group, Ltd., Term Loan.... NR        NR           03/31/07            3,009,375
                                                                               ------------
                                                                                  7,811,250
                                                                               ------------
            MACHINERY  3.3%
   2,985    Alliance Laundry Systems,
            LLC, Term Loan............ B1        B            06/30/05            2,746,200
   4,950    Ashtead Group, PLC, Term
            Loan...................... NR        NR           06/01/07            4,909,781
   4,550    Gleason Corp., Term Loan.. NR        NR           02/18/08            4,526,782
   5,000    Ocean Rig ASA--(Norway),
            Term Loan................. NR        NR           06/01/08            4,525,000
   2,313    Terex Corp., Term Loan.... Ba3       BB-          03/06/06            2,320,167

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2001

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            MACHINERY (CONTINUED)
 $   998    United Rentals (North
            America), Inc., Term
            Loan...................... Ba3       BB+          07/31/07         $    999,006
   2,978    Weigh-Tronix, LLC, Term
            Loan...................... NR        NR           06/30/07            2,709,525
                                                                               ------------
                                                                                 22,736,461
                                                                               ------------
            MEDICAL PRODUCTS & SUPPLIES  3.4%
   5,000    Alliance Imaging, Inc.,
            Term Loan................. B1        B+     11/02/07 to 11/02/08      5,009,375
   4,800    Charles River
            Laboratories, Inc., Term
            Loan...................... Ba3       BB-          09/29/07            4,842,000
   9,708    Dade Behring, Inc., Term
            Loan...................... NR        D      06/30/06 to 06/30/07      7,805,185
     995    DaVita, Inc., Term Loan... Ba2       BB-          03/31/06            1,004,683
   4,900    National Nephrology
            Associates, Inc., Term
            Loan...................... B1        B+           12/31/05            4,864,971
                                                                               ------------
                                                                                 23,526,214
                                                                               ------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.7%
   8,637    Ispat Inland, Term Loan... B2        BB-    07/16/05 to 07/16/06      7,024,639
   4,524    UCAR International, Inc.,
            Term Loan................. Ba3       NR           12/31/01            4,448,236
                                                                               ------------
                                                                                 11,472,875
                                                                               ------------
            NON-DURABLE CONSUMER PRODUCTS  1.9%
   8,051    American Marketing
            Industries, Inc., Term
            Loan...................... NR        NR     11/30/04 to 11/30/05      6,521,242
     987    American Safety Razor Co.,
            Term Loan................. B1        NR           04/30/07              985,271
   1,248    GFSI, Inc., Term Loan..... Ba3       NR           03/31/04            1,229,658
   4,866    Norcorp, Inc., Term
            Loan...................... NR        NR     05/12/06 to 11/30/06      4,379,539
                                                                               ------------
                                                                                 13,115,710
                                                                               ------------
            PAPER & FOREST PRODUCTS  0.1%
     998    Port Townsend Paper Corp.,
            Term Loan................. NR        NR           03/16/07              985,031
                                                                               ------------

            PERSONAL & MISCELLANEOUS SERVICES  3.0%
   9,790    Aspen Marketing Group,
            Term Loan................. NR        NR           06/30/06            9,300,500
   2,449    Coinmach Laundry Corp.,
            Term Loan................. NR        BB-          12/31/04            2,432,817

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2001

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            PERSONAL & MISCELLANEOUS SERVICES (CONTINUED)
 $ 4,552    DIMAC Holdings, Inc., Term
            Loan (a).................. NR        NR           12/31/05         $  1,502,018
   4,205    DIMAC Marketing Partners,
            Inc., Term Loan (a) (c)... NR        NR           07/01/03            1,387,544
     370    DIMAC Marketing Partners,
            Inc., Revolving Credit
            Agreement (a) (c)......... NR        NR           04/01/03              122,261
   9,945    Telespectrum Worldwide,
            Inc., Term Loan (a)....... NR        NR           07/01/02            5,718,215
                                                                               ------------
                                                                                 20,463,355
                                                                               ------------
            PHARMACEUTICALS  0.5%
     983    Bergen Brunswig Corp.,
            Term Loan................. NR        BB           03/31/06              984,298
   2,494    Caremark Rx, Inc., Term
            Loan...................... Ba3       BB           03/15/06            2,514,792
                                                                               ------------
                                                                                  3,499,090
                                                                               ------------
            PRINTING & PUBLISHING  6.9%
   4,949    21st Century Newspapers,
            Term Loan................. NR        NR           09/15/05            4,917,919
   4,938    American Reprographics
            Co., Term Loan............ NR        NR           04/10/08            4,912,864
   8,500    CommerceConnect Media,
            Inc., Term Loan........... NR        NR           12/31/07            8,372,500
   2,000    Goss Graphics Term Loan... NR        NR           09/30/03            1,220,000
   5,850    Haights Cross
            Communications, LLC, Term
            Loan...................... B2        B+           12/10/06            5,791,500
   1,905    Liberty Group Operating,
            Inc., Term Loan........... B1        B            03/31/07            1,890,987
   4,825    Medical Arts Press, Inc.,
            Term Loan................. NR        NR           06/16/06            4,776,750
   4,606    Payment Processing
            Solutions, Inc., Term
            Loan...................... NR        NR           06/30/05            4,588,801
   2,154    Penton Media, Inc., Term
            Loan...................... Ba3       BB-          06/30/07            2,139,478
   1,000    PRIMEDIA, Inc., Term
            Loan...................... NR        BB-          06/20/09              994,750

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2001

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $ 5,955    Vutek, Inc., Term Loan.... NR        NR           06/30/07         $  5,940,112
   1,475    Ziff-Davis Media, Inc.,
            Term Loan................. Ba3       B+           03/31/07            1,353,183
                                                                               ------------
                                                                                 46,898,844
                                                                               ------------
            RESTAURANTS & FOOD SERVICE  1.9%
   7,500    Captain D's, Inc., Term
            Loan...................... B2        B+           12/31/01            7,387,500
   1,384    Carvel Corp., Term Loan... NR        NR           08/17/01            1,342,238
   4,263    Domino's Pizza, Inc., Term
            Loan...................... B1        B+     12/21/06 to 12/21/07      4,302,091
                                                                               ------------
                                                                                 13,031,829
                                                                               ------------
            RETAIL--OIL & GAS  2.4%
   7,359    Barjan Products, LLC, Term
            Loan...................... NR        NR           05/31/06            7,027,871
   4,612    Kwik Trip, Term Loan...... NR        NR           07/27/07            4,635,506
   4,964    The Pantry, Inc., Term
            Loan...................... B1        BB-          01/31/06            4,956,769
                                                                               ------------
                                                                                 16,620,146
                                                                               ------------
            RETAIL--STORES  1.5%
   6,974    Kirklands Holdings, Term
            Loan...................... NR        NR           06/30/02            6,329,192
   4,000    Rite Aid Corp., Term
            Loan...................... B1        BB-          06/27/05            4,001,000
                                                                               ------------
                                                                                 10,330,192
                                                                               ------------
            TELECOMMUNICATIONS--HYBRID  0.1%
   1,000    Broadwing, Inc., Term
            Loan...................... Ba1       BB+          06/29/07              990,625
                                                                               ------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.1%
   1,723    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan................. B1        BB     11/14/07 to 05/14/08      1,658,884
     600    McLeodUSA, Inc., Term
            Loan...................... B2        B            05/31/08              498,225
   9,144    Orius Corp., Term Loan.... NR        B-           12/15/06            5,623,443
                                                                               ------------
                                                                                  7,780,552
                                                                               ------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.6%
   4,179    Pacific Crossing, Ltd.,
            Term Loan................. NR        NR           07/28/06            3,837,542
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2001

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            TELECOMMUNICATIONS--PAGING  0.1%
 $10,973    TSR Wireless, LLC, Term
            Loan (a) (b).............. NR        NR           06/30/05         $    658,350
                                                                               ------------

            TELECOMMUNICATIONS--WIRELESS  3.7%
   4,615    BCP SP Ltd., Term Loan.... B3        NR     03/31/02 to 03/31/05      4,217,473
   5,000    Crown Castle International
            Corp., Term Loan.......... Ba3       BB-          03/15/08            4,992,190
   3,500    Nextel Finance Co., Term
            Loan...................... Ba2       BB-    06/30/08 to 12/31/08      3,291,015
     192    Nextel Partners, Inc.,
            Term Loan................. B1        B-           07/29/08              183,974
   3,000    Spectrasite
            Communications, Inc., Term
            Loan...................... B1        B+           12/31/07            2,827,968
  10,000    VoiceStream Wireless
            Corp., Term Loan.......... Baa1      NR     02/25/08 to 06/30/09      9,994,270
                                                                               ------------
                                                                                 25,506,890
                                                                               ------------
            TEXTILES & LEATHER  2.6%
  18,673    Glenoit Corp., Term Loan
            (b)....................... NR        NR     12/31/03 to 06/30/04     13,071,303
   3,031    Joan Fabrics Corp., Term
            Loan...................... NR        B+     06/30/05 to 06/30/06      2,884,069
   1,694    Norcross Safety Products,
            LLC, Term Loan............ NR        NR           09/30/04            1,626,381
                                                                               ------------
                                                                                 17,581,753
                                                                               ------------
            TRANSPORTATION--CARGO  1.8%
   3,598    Evergreen International
            Aviation, Inc., Term
            Loan...................... NR        NR           05/07/03            2,878,508
   3,099    Gemini Leasing, Inc., Term
            Loan...................... B1        NR           08/12/05            2,781,449
   2,342    North American Van Lines,
            Inc., Term Loan........... B1        B+           11/18/07            2,131,228
   4,359    OmniTrax Railroads, LLC,
            Term Loan................. NR        NR           05/13/05            4,348,000
                                                                               ------------
                                                                                 12,139,185
                                                                               ------------
            TRANSPORTATION--PERSONAL  0.1%
     509    Motor Coach Industries,
            Inc., Term Loan........... B2        B            06/16/06              399,342
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2001

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            TRANSPORTATION--RAIL MANUFACTURING  0.1%
 $   834    RailWorks Corp., Term
            Loan...................... Caa1      B            09/30/06         $    654,393
                                                                               ------------

            UTILITIES  0.1%
     965    Western Resources, Inc.,
            Term Loan................. NR        NR           03/17/03              968,986
                                                                               ------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  82.7%..........................    564,865,266
                                                                               ------------


EQUITIES  1.0%
Breed Technologies, Inc. (126,731 common shares) (d)........       646,328
DIMAC Holdings, Inc. (6,526 preferred shares) (d) (e).......             0
DIMAC Holdings, Inc. (Warrants for 6,526 common shares) (d)
  (e).......................................................             0
Flextek Components, Inc. (Warrants for 758 common shares)
  (d) (e)...................................................             0
Imperial Home Decor Group, Inc. (886,572 common shares) (d)
  (e).......................................................     1,250,067
Imperial Home Decor Realty, Inc. (886,572 common shares) (d)
  (e).......................................................             0
Kindred Healthcare, Inc. (59,981 common shares) (d) (e).....     2,819,107
Safelite Glass Corp. (321,953 common shares) (d) (e)........     2,140,987
Safelite Realty (21,732 common shares) (d) (e)..............             0
                                                              ------------

TOTAL EQUITIES..............................................     6,856,489
                                                              ------------

TOTAL LONG-TERM INVESTMENTS  83.7%
  (Cost $638,767,886).......................................   571,721,755
                                                              ------------

SHORT-TERM INVESTMENTS  11.6%

COMMERCIAL PAPER  7.5%
Centex Corp. ($5,000,000 par, maturing 08/17/01, yielding
  3.90%)....................................................     4,991,334
Glencore Funding, Inc. ($10,000,000 par, maturing 08/16/01,
  yielding 3.90%)...........................................     9,983,458
Praxair, Inc. ($5,000,000 par, maturing 08/09/01, yielding
  3.84%)....................................................     4,995,733
Praxair, Inc. ($5,000,000 par, maturing 08/09/01, yielding
  3.85%)....................................................     4,995,722
Sprint Corp. ($14,000,000 par, maturing 08/02/01, yielding
  4.07%)....................................................    13,998,417
Texas Utilities Co. ($12,000,000 par, maturing 08/09/01,
  yielding 4.00%)...........................................    11,989,333
                                                              ------------

TOTAL COMMERCIAL PAPER......................................    50,953,997
                                                              ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2001

SHORT-TERM LOAN PARTICIPANTS  4.1%
Englehard Corp. ($10,000,000 par, maturing 08/03/01,
  yielding 3.90%)...........................................  $ 10,000,000
Illinois Power Co. ($5,000,000 par, maturing 08/01/01,
  yielding 3.95%)...........................................     5,000,000
TRW, Inc. ($6,000,000 par, maturing 08/01/01, yielding
  4.00%)....................................................     6,000,000
TRW, Inc. ($7,000,000 par, maturing 08/02/01, yielding
  3.95%)....................................................     7,000,000
                                                              ------------

TOTAL SHORT-TERM LOAN PARTICIPATIONS........................    28,000,000
                                                              ------------

TOTAL SHORT-TERM INVESTMENTS  11.6%
  (Cost $78,953,997)........................................    78,953,997
                                                              ------------

TOTAL INVESTMENTS  95.3%
  (Cost $717,721,883).......................................   650,675,752

OTHER ASSETS IN EXCESS OF LIABILITIES  4.7%.................    31,934,378
                                                              ------------

NET ASSETS  100.0%..........................................  $682,610,130
                                                              ============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade. (Bank loan ratings are unaudited.)

(1)  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Subsequent to July 31, 2001, this borrower filed for protection in federal bankruptcy court.

(d) Non-income producing security as this stock currently does not declare dividends.

(e) Restricted Security.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2001

ASSETS:
Total Investments (Cost $717,721,883).......................  $ 650,675,752
Cash........................................................      1,298,438
Receivables:
  Investments Sold..........................................     30,479,799
  Interest and Fees.........................................      4,766,440
  Fund Shares Sold..........................................        319,858
Other.......................................................        506,010
                                                              -------------
    Total Assets............................................    688,046,297
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      2,380,665
  Income Distributions......................................        748,651
  Investment Advisory Fee...................................        549,509
  Distributor and Affiliates................................        490,782
  Administrative Fee........................................        144,669
  Initial Offering and Registration Costs...................         41,558
  Fund Shares Repurchased...................................          4,249
Accrued Expenses............................................        978,261
Trustees' Deferred Compensation and Retirement Plans........         97,823
                                                              -------------
    Total Liabilities.......................................      5,436,167
                                                              -------------
NET ASSETS..................................................  $ 682,610,130
                                                              =============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 80,403,273 shares issued and
  outstanding)..............................................  $     804,033
Paid in Surplus.............................................    881,143,047
Accumulated Undistributed Net Investment Income.............      2,082,876
Net Unrealized Depreciation.................................    (67,046,131)
Accumulated Net Realized Loss...............................   (134,373,695)
                                                              -------------
NET ASSETS..................................................  $ 682,610,130
                                                              =============
NET ASSET VALUE PER COMMON SHARE ($682,610,130 divided by
  80,403,273 shares outstanding)............................  $        8.49
                                                              =============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2001

INVESTMENT INCOME:
Interest....................................................  $  94,340,173
Fees........................................................          5,389
Other.......................................................      2,072,986
                                                              -------------
    Total Income............................................     96,418,548
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      9,381,752
Administrative Fee..........................................      2,468,882
Service Fee.................................................      1,481,329
Shareholder Services........................................        862,316
Legal.......................................................        602,195
Custody.....................................................        357,493
Trustees' Fees and Related Expenses.........................         57,293
Other.......................................................      1,504,919
                                                              -------------
    Total Operating Expenses................................     16,716,179
    Less Credits Earned on Cash Balances....................            362
                                                              -------------
    Net Operating Expenses..................................     16,715,817
    Interest Expense........................................         18,273
                                                              -------------
NET INVESTMENT INCOME.......................................  $  79,684,458
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(134,371,044)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (85,096,571)
  End of the Period.........................................    (67,046,131)
                                                              -------------
Net Unrealized Appreciation During the Period...............     18,050,440
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(116,320,604)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (36,636,146)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended July 31, 2001 and 2000

                                                        YEAR ENDED        YEAR ENDED
                                                      JULY 31, 2001     JULY 31, 2000
                                                      --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................ $   79,684,458    $  116,971,614
Net Realized Gain/Loss...............................   (134,371,044)        3,089,393
Net Unrealized Appreciation/Depreciation During the
  Period.............................................     18,050,440       (84,184,679)
                                                      --------------    --------------
Change in Net Assets from Operations.................    (36,636,146)       35,876,328
                                                      --------------    --------------

Distributions from Net Investment Income.............    (81,218,673)     (116,807,793)
Distributions from and in Excess of Net Realized
  Gains..............................................     (2,869,500)       (1,076,619)
                                                      --------------    --------------
Total Distributions..................................    (84,088,173)     (117,884,412)
                                                      --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..   (120,724,319)      (82,008,084)
                                                      --------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................     78,021,054       568,093,865
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................     50,840,841        81,211,399
Cost of Shares Repurchased...........................   (783,136,054)     (581,641,209)
                                                      --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...   (654,274,159)       67,664,055
                                                      --------------    --------------
TOTAL DECREASE IN NET ASSETS.........................   (774,998,478)      (14,344,029)
NET ASSETS:
Beginning of the Period..............................  1,457,608,608     1,471,952,637
                                                      --------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of $2,082,876
  and $3,604,417, respectively)...................... $  682,610,130    $1,457,608,608
                                                      ==============    ==============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2001

CHANGE IN NET ASSETS FROM OPERATIONS........................    $ (36,636,146)
                                                                -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................      798,956,362
  Decrease in Interest and Fees Receivables.................        6,265,446
  Increase in Receivable for Investments Sold...............      (30,479,799)
  Decrease in Prepaid Expenses and Other Assets.............           43,750
  Decrease in Investment Advisory Fee Payable...............         (683,531)
  Decrease in Administrative Fee Payable....................         (199,485)
  Increase in Distributor and Affiliates Payable............          116,733
  Increase in Payable for Investments Purchased.............        2,380,665
  Increase in Accrued Expenses..............................          213,880
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................           31,778
                                                                -------------
    Total Adjustments.......................................      776,645,799
                                                                -------------

NET CASH PROVIDED BY OPERATING ACTIVITIES...................      740,009,653
                                                                -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................       80,379,377
Change in Intra-day Credit Line with Custodian Bank.........       (1,527,645)
Payments on Shares Repurchased..............................     (783,183,594)
Cash Dividends Paid.........................................      (31,509,853)
Capital Gain Dividends Paid.................................       (2,869,500)
                                                                -------------
  Net Cash Used for Financing Activities....................     (738,711,215)
                                                                -------------
NET INCREASE IN CASH........................................        1,298,438
Cash at Beginning of the Period.............................              -0-
                                                                -------------
CASH AT THE END OF THE PERIOD...............................    $   1,298,438
                                                                =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          MARCH 27, 1998
                                                                          (COMMENCEMENT
                                             YEAR ENDED JULY 31,          OF INVESTMENT
                                        ------------------------------    OPERATIONS) TO
                                         2001       2000        1999      JULY 31, 1998
                                        ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $ 9.58    $  10.09    $  10.04        $10.00
                                        ------    --------    --------        ------
  Net Investment Income...............     .75         .72         .65           .21
  Net Realized and Unrealized
    Gain/Loss.........................   (1.07)       (.50)        .04           .04
                                        ------    --------    --------        ------
Total from Investment Operations......    (.32)        .22         .69           .25
                                        ------    --------    --------        ------
Less:
  Distributions from Net Investment
    Income............................     .74         .72         .64           .21
  Distributions from and in Excess of
    Net Realized Gains................     .03         .01         -0-           -0-
                                        ------    --------    --------        ------
Total Distributions...................     .77         .73         .64           .21
                                        ------    --------    --------        ------
NET ASSET VALUE, END OF THE PERIOD....  $ 8.49    $   9.58    $  10.09        $10.04
                                        ======    ========    ========        ======

Total Return* (a).....................  -3.59%       2.27%       7.09%         2.52%**
Net Assets at End of the Period (In
  millions)...........................  $682.6    $1,457.6    $1,472.0        $411.4
Ratio of Expenses to Average Net
  Assets*.............................   1.69%       1.64%       1.60%         1.70%
Ratio of Net Investment Income to
  Average Net Assets*.................   8.07%       7.37%       6.66%         6.33%
Portfolio Turnover (b)................     25%         54%         23%            4%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................     N/A         N/A       1.61%         1.92%
Ratio of Net Investment Income to
  Average Net Assets..................     N/A         N/A       6.65%         6.11%

** Non-Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most common shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Senior Loans are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

    In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and accrete discounts on fixed income securities. As noted above, the fund currently amortizes premiums and accretes discounts on fixed income securities; therefore, this accounting change has no impact to the Fund.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $52,192,254 which will expire on July 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and other losses that were recognized for book purposes but not tax purposes at the end of the fiscal year.

    At July 31, 2001, for federal income tax purposes the cost of long- and short-term investments is $748,286,189, the aggregate gross unrealized appreciation

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

is $35,106,047 and the aggregate gross unrealized depreciation is $132,716,484, resulting in net unrealized depreciation on long- and short-term investments of $97,610,437.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent difference of $17,045 relating to expenses that are not deductible for tax purposes has been reclassified from accumulated undistributed net investment income to capital. Additionally, a permanent difference relating to a distribution reclassification totaling $4,371 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS During the year ended July 31, 2001, the Fund's custody fee was reduced by $362 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $4.0 billion..........................................       .950%
Next $3.5 billion...........................................       .900%
Next $2.5 billion...........................................       .875%
Over $10 billion............................................       .850%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

    For the year ended July 31, 2001, the Fund recognized expenses of approximately $199,700 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended July 31, 2001, the Fund recognized expenses of approximately $62,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of legal expenses on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended July 31, 2001, the Fund recognized expenses for their services of approximately $673,400. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At July 31, 2001, Van Kampen owned 10,000 shares of the Fund.

3. CAPITAL TRANSACTIONS

At July 31, 2001 and July 31, 2000, paid in surplus aggregated $881,143,047 and $1,534,716,501, respectively.

    Transactions in common shares were as follows:

                                                        YEAR ENDED       YEAR ENDED
                                                       JULY 31, 2001    JULY 31, 2000
                                                       -------------    -------------
Beginning Shares.....................................   152,178,276      145,951,374
                                                        -----------      -----------
Shares Sold..........................................     8,494,149       57,196,384
Shares Issued Through Dividend Reinvestment..........     5,595,595        8,251,082
Shares Repurchased...................................   (85,864,747)     (59,220,564)
                                                        -----------      -----------
Net Change in Shares Outstanding.....................   (71,775,003)       6,226,902
                                                        -----------      -----------
Ending Shares........................................    80,403,273      152,178,276
                                                        ===========      ===========

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $230,269,980 and $889,982,325, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the year ended July 31, 2001, 85,864,747 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the year ended July 31, 2001, Van Kampen received early withdrawal charges of approximately $1,171,500 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain Senior Loan agreements, the Fund had unfunded loan commitments of approximately $5,165,500 as of July 31, 2001. The Fund generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on November 9, 2001. The proceeds of any borrowing by the Fund under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%. At July 31, 2001, the Fund did not have any outstanding borrowings under this agreement.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At July 31, 2001, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT       VALUE
SELLING PARTICIPANT                                             (000)       (000)
Canadian Imperial Bank of Commerce..........................   $ 3,862     $ 3,879
                                                               -------     -------

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

    Annual fees under the Plan of .15% (.25% maximum) of the average daily net assets are accrued daily and paid quarterly. For the year ended July 31, 2001, the Fund paid service fees of approximately $1,590,400 to Van Kampen.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Senior Floating Rate
Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Floating Rate Fund (the "Fund"), including the portfolio of investments, as of July 31, 2001, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the Fund's custodian, brokers, and selling or agent banks; where replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Floating Rate Fund as of July 31, 2001, the results of its operations, cash flows, changes in net assets, and financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
September 14, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR FLOATING RATE FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended July 31, 2001. The Fund designated and paid $1,240,574 as a long-term capital gain distribution. Shareholders were sent a 2000 Form 1099-DIV in January 2001 representing their proportionate share of the capital gain distribution to be reported on their income tax returns.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

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Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
259                                                              4203I01-AP-9/01
SFR ANR 9/01